UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________

FORM 8-K
__________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

MEGA MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28881	88-0403762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

MEGA MEDIA GROUP, INC.
(Address of principal executive offices)

1122 Coney Island Avenue, Brooklyn, NY	11235
(Address of principal agent offices)	(Zip Code)

Registrant’s telephone number, including area code:	(718) 947-1100

FAMILY HEALTHCARE SOLUTIONS, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURES OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 31, 2008, David Kokakis resigned from the Company’s Board of Directors.  In addition, Mr. Kokakis informed the Company's Board of Directors that he would not renew his employment agreement with the Company as Chief Operating Officer of Mega Media Group, Inc. and President of Skeleton Key Entertainment, a wholly owned subsidiary of the Company. The employment agreement expired as of January 31, 2008, at which time Mr. Kokakis exited the Company.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Date: February 4, 2008	By:	/s/ Aleksandr Shvarts
	Name:	Aleksandr Shvarts
	Title:	Chief Executive Officer.